UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     ______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported)   May 19, 2008


                            GOUVERNEUR BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        UNITED STATES              001-14910               04-3429966
----------------------------      ------------         -------------------
(State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)           File Number)         Identification No.)


                  42 Church Street, Gouverneur, New York 13642
                  --------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (315) 287-2600
                                                     --------------

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On May 23, 2008, the Company announced that Mr. Gregory Langevin and Mr. Henry J. Leader have been elected to the Board of Directors of both the Company and of its wholly owned subsidiary, Gouverneur Savings and Loan Association. Mr. Gregory Langevin will replace Chairman of the Board Frank Langevin upon his retirement from the Board of Directors on August 31, 2008. Gregory Langevin will serve the remainder of Frank Langevin's term set to expire at the annual meeting in 2010. Mr. Henry J. Leader will replace Mr. Robert J. Leader upon his retirement from the Board of Directors on October 31, 2008. Henry Leader will serve the remainder of Robert Leader's term set to expire at the annual meeting in 2011. The text of this press release announcing Mr. Langevin`s and Mr. Leader's appointments is filed as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Press Release of Registrant, dated May 23, 2008, announcing the election of Mr. Gregory Langevin and Mr. Henry J. Leader as Directors.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GOUVERNEUR BANCORP, INC.

Date:  May 23, 2008                    By: /s/ RICHARD F. BENNETT
                                           -------------------------------------
                                           Richard F. Bennett
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number      Description
------      -----------

99.1 Press Release dated May 23, 2008 issued by the Company announcing the election of Mr. Gregory Langevin and Mr. Henry J. Leader as Directors of both the Company and its wholly owned subsidiary Gouverneur Savings and Loan Association.